UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  December 9, 2022

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)
Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Energy and Power Fund (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on December 9, 2022.  As of October 14, 2022, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 450,129,731 common shares of beneficial interest were eligible to be voted, and 163,552,211 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 19, 2022:

●	Proposal No. 1 – to elect the seven members of the board of trustees named in the Company's proxy statement to serve as trustees of the Company until the 2023 annual meeting of shareholders and until their successors are duly elected and qualified; and

●	Proposal No. 2 – to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

All trustee nominees listed in the Company’s 2022 proxy statement were elected by the Company’s shareholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each trustee nominee are set forth below:

Trustee Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sidley R. Brown	70,201,562	6,658,778	86,691,871
Gregory P. Chandler	69,755,559	7,104,781	86,691,871
Michael C. Forman	69,626,516	7,233,824	86,691,871
Richard I. Goldstein	70,218,180	6,642,160	86,691,871
Charles P. Pizzi	69,444,937	7,415,403	86,691,871
Pedro A. Ramos	69,496,141	7,364,199	86,691,871
R. Blair Thomas	69,789,437	7,070,903	86,691,871

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was also approved by the Company’s shareholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,794,627	1,820,210	1,937,374	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: December 13, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel